UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 3, 2015

                                BOOKS-A-MILLION, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20664	63-0798460
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

402 Industrial Lane
Birmingham, Alabama 35211
 (Address of principal executive offices, including zip code)

(205) 942-3737
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On September 3, 2015, PGP Jacksonville TC, LLC (“PGP Jacksonville TC”), a Delaware limited liability company and a subsidiary of Books-A-Million, Inc. (the “Company”), entered into a Fifth Amendment (the “Fifth Amendment”) to that certain Purchase and Sale Agreement for Unimproved Land by and among PGP Jacksonville TC, LLC, as Buyer, and (i) Jan Malcolm Jones, Jr., (ii) Randall Thomas Skinner, (iii) Edward Skinner Jones, as trustee of the Edward Skinner Jones Revocable Living Trust dated January 31, 1989, (iv) Arthur Chester Skinner, III, as trustee of the Arthur Chester Skinner, III Revocable Living Trust dated February 10, 1984, as amended, (v) Virginia Jones Charest, as trustee of the Virginia Skinner Jones Living Trust dated September 16, 1998, (vi) David Godfrey Skinner, as trustee of the David Godfrey Skinner Revocable Living Trust dated March 12, 1986, as amended, (vii) Patricia Skinner Campbell, as trustee of the Patricia Skinner Campbell Revocable Trust Agreement dated October 24, 2002, as amended, (viii) Christopher Forrest Skinner, as trustee of the Christopher Forrest Skinner Revocable Living Trust dated November 28, 1989, and (ix) Katherine Skinner Newton, as trustee of the Katherine Skinner Newton Living Trust Agreement dated March 31, 1987, as amended, owners of record (collectively, "Seller"), as originally entered into on December 15, 2014 and subsequently amended on March 16, 2015, May 15, 2015, May 22, 2015 and August 12, 2015 (as amended, the “Purchase Agreement”).

Pursuant to the Fifth Amendment, PGP Jacksonville TC and Seller have agreed to extend the previous Closing Date (as defined in the Purchase Agreement) of August 27, 2015 until January 28, 2016, or such earlier date as elected by PGP Jacksonville TC upon ten (10) business days’ prior written notice to Seller.  Additionally, PGP Jacksonville TC authorized and directed the Escrow Agent (as defined in the Purchase Agreement) to release to Seller the nonrefundable $1,000,000 deposit that PGP Jacksonville TC had previously paid into escrow, to be applied in accordance with the terms of the Purchase Agreement.  PGP Jacksonville TC delivered an additional nonrefundable deposit to the Escrow Agent in the amount of $500,000 upon execution of the Fifth Amendment and agreed to deliver subsequent additional nonrefundable deposits to the Escrow Agent in the amount of $250,000 each on November 1, 2015, December 1, 2015 and January 1, 2016, if the closing of the transaction has not yet occurred and the Purchase Agreement has not been terminated as of those dates.  Each of the additional deposits will increase the Purchase Price (as defined in the Purchase Agreement) by the amount thereof and will be immediately released to Seller upon receipt by the Escrow Agent and applied in accordance with the terms of the Purchase Agreement.  All other terms of the Purchase Agreement remain in full force and effect as they were prior to the Fifth Amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOKS-A-MILLION, INC.
By:	/s/ R. Todd Noden
R. Todd Noden Executive Vice President and Chief Financial Officer

Dated: September 9, 2015